Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Scott A. Hirsch, as Interim Chief Executive Officer of Endo, Inc. (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2025 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ SCOTT A. HIRSCH
Name:	Scott A. Hirsch
Title:	Interim Chief Executive Officer (Principal Executive Officer)
Date: May 12, 2025
A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Endo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.